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                                                                    Exhibit 10.6

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NOTICE OF GRANT OF STOCK                        EMULEX CORPORATION
OPTIONS                                         ID: 95-3342259
AND OPTION AGREEMENT                            3333 SUSAN STREET
                                                COSTA MESA, CA 92626
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NAME & ADDRESS                                          OPTION NUMBER:
                                                        PLAN:
                                                        ID:

Effective _______________, you have been granted a(n) [Incentive] [Nonqualified] Stock Option to buy _______ shares of shares of EMULEX CORPORATION (the
Company) stock at $________ per share.

The total option price of the shares granted is $_________________.

Shares in each period will become fully vested on the date shown.

      Shares    Vest Type    Full Vest    Expiration

                                  On Vest Date

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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

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________________________________________         _______________________________
EMULEX CORPORATION                               Date

________________________________________         _______________________________
Employee Name                                    Date